                                                                   Exhibit 23.01


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated October 29, 1998, included in this Form 10-K, into Interface Systems, Inc.'s previously filed Form S-8 and Form S-3 registration statements (File No. 333-40979, File No. 33-87434, File No. 33-87438, File No. 33-38235 and File No. 33-04626).



                                                     ARTHUR ANDERSEN LLP


Ann Arbor, Michigan
December 29, 1998